CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.   Aylward,   President  of  Phoenix   Opportunities   Trust  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 6, 2008             /s/ George R. Aylward
         ----------------         ----------------------------------------------
                                  George R. Aylward, President
                                  (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Opportunities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 6, 2008             /s/ W. Patrick Bradley
         ----------------         ----------------------------------------------
                                  W. Patrick Bradley, Chief Financial Officer
                                  and Treasurer
                                  (principal financial officer)